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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2000

                                 DAN RIVER INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13421



                        GEORGIA                         58-1854637
          (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)                Identification No.)

          2291 Memorial Drive                           24541
          Danville, Virginia                            (Zip Code)
          (Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 799-7000




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Item 5.   Other Events and Regulation FD Disclosure.

        We announced on October 12, 2000 an adjustment to inventory that will, among other things, reduce nine months year to date pre-tax profits by $7.2 million ($4.4 million after-tax or $0.20 per share). For a more complete description of the adjustment and its expected effect on prior interim periods and the fourth quarter, please refer to the full text of our announcement which is attached as Exhibit 99 to this report.



Item 7.   Financial Statements and Exhibits.

c. Exhibits


Exhibit No.
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99.   Text of Press Release of Dan River Inc., dated October 12, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DAN RIVER INC. (Registrant)



Date:  October 12, 2000                      /s/ Harry L. Goodrich
                                      -----------------------------------
                                      Harry L. Goodrich
                                      Vice President




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Exhibit No.     Description of Exhibit                         Page No.
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99.             Text of Press Release of Dan River Inc,
                dated October 12, 2000